UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 3, 2021

Air T, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35476	52-1206400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5930 Balsom Ridge Road Denver, North Carolina 28037
(Address of Principal Executive Offices) (Zip Code)

(828) 464-8741
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AIRT	NASDAQ Global Market
Alpha Income Preferred Securities (also referred to as 8% Cumulative Capital Securities) (“AIP”)	AIRTP	NASDAQ Global Market
Warrants to purchase AIP	AIRTW	NASDAQ Global Market

Item 1.01	Entry into a Material Definitive Agreement

On March 3, 2021, Air T, Inc. (the “Company”) and the individual administrative trustees of Air T Funding entered into the Second Amendment to the Air T Funding Amended and Restated Trust Agreement (the “Amendment”) to increase the total aggregate authorized amount of Capital Securities to $100,000,000, inclusive of previously issued Capital Securities. The Capital Securities are also known as Alpha Income Preferred Securities (also referred to as 8% Cumulative Capital Securities) (“AIP”). In addition, the Amendment provides for a change in one of the Administrative Trustees.

The Company and the trustees under the Indenture for the Junior Subordinated Debentures of the Company (the “Debentures”) also entered into a Supplemental Indenture increasing the authorized principal amount of the Debentures to $100,000,000 of Debentures, inclusive of previously issued Debentures.

The terms of the AIP and the Debentures are presented under the captions “Description of Capital Securities,” “Description of the Guarantee,” “Description of the Junior Subordinated Debentures,” and “Relationship among the Capital Securities, the Junior Subordinated Debentures and the Guarantee” in the prospectus filed with the Securities and Exchange Commission on June 11, 2019. The Amendment and Supplemental Indenture, each dated as of March 3, 2021, are attached hereto as exhibits and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

No.	Description

4.1	Second Amendment to the Air T Funding Amended and Restated Trust Agreement dated as of March 3, 2021 (filed herewith)

4.2	Supplemental Indenture dated as of March 3, 2021 (filed herewith)

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 4, 2021	AIR T, INC.

	By:	/s/ Brian Ochocki
	Name:	Brian Ochocki
	Title:	Chief Financial Officer

AIR T, INC.
CURRENT REPORT ON FORM 8-K

EXHIBIT INDEX

No.	Description

4.1	Second Amendment to the Air T Funding Amended and Restated Trust Agreement dated as of March 3, 2021 (filed herewith)

4.2	Supplemental Indenture dated as of March 3, 2021 (filed herewith)

104	Cover Page Interactive Data File (formatted as Inline XBRL)